SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                                 July 11, 1995
               Date of Report (Date of Earliest Event Reported)

                          INTERNATIONAL PAPER COMPANY
            (Exact name of Registrant as specified in its charter)

New York                           1-3157                      13-0872805
(State of                          (Commission                 (IRS Employer
Incorporation)                     File)                       Identification
                                                               Number)

                 Two Manhattanville Road, Purchase, NY  10577
                   (Address of Principal executive offices)

                                 914-397-1500
                                (Telephone No.)


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

ITEM 1.       CHANGES IN CONTROL OF REGISTRANT

              N/A

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

              N/A

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP

              N/A

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

              N/A

ITEM 5.       OTHER EVENTS

              The Company announced 1995 second-quarter preliminary and unaudited earnings of $316 million or $2.49 per common share versus 1994 second-quarter earnings of $91 million or $0.73 per common share. In addition, the Company increased the dividend to $0.50 per common share and declared a two-for-one common share stock split.

              The Company also announced the issuance, through a private placement, of its Convertible Junior Subordinated Deferrable Interest Debentures Due 2025.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS

              N/A

                                       2

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a) Financial Statements:

              N/A

              (b) Pro Forma Financial Information:

              N/A

              (c) Exhibits:

              (99) (a) Press release dated July 11, 1995, announcing
                   preliminary and unaudited earnings for the 1995 second-quarter and common share dividends.

              (99) (b) Press release dated July 11, 1995, announcing the issuance, through a private placement, of the Company's Convertible Junior Subordinated Deferrable Interest Debentures Due 2025.

ITEM 8.       CHANGES IN FISCAL YEAR

              N/A

                                   Signature
                                   ---------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          INTERNATIONAL PAPER COMPANY
                                          (Registrant)

Date:  July 11, 1995                      /s/ SYVERT E. NERHEIM
       Purchase, NY                       -----------------------------
                                          Syvert E. Nerheim
                                          Assistant Secretary

                                       3

                                 EXHIBIT INDEX

Exhibit No.               Exhibit Description
- -----------               -------------------

  99(a) Press release dated July 11, 1995, announcing preliminary and unaudited earnings for the 1995 second-quarter and common share dividends.

  99(b) Press release dated July 11, 1995, announcing the issuance, through a private placement, of the Company's Convertible Junior Subordinated Deferrable Interest Debentures Due 2025.